Supplement to Fidelity's
Broadly Diversified
International Equity Funds' Prospectus
December 29, 2000
Revised April 1, 2001

The following information replaces the fourth paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Summary" section on page 4.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Diversified International in the "Investment Summary" section on page 4 has been removed.

The following replaces the third paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Details" section on page 11.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The paragraph labeled "Quantitative Investing" found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page 12 has been removed.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Richard Mace is vice president and manager of Global Balanced and Overseas, which he has managed since March 1996. Mr. Mace is also vice president and manager of Worldwide, which he has managed since April 2001. He also manages other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as a research analyst and manager.

Penny Dobkin is vice president and manager of International Growth & Income, which she has managed since April 2001. Since joining Fidelity in 1980, Ms. Dobkin has worked as a research analyst and manager.

William Bower is vice president and manager of Diversified International, which he has managed since April 2001. Since joining Fidelity in 1994, Mr. Bower has worked as a research analyst and manager.

Kevin McCarey is manager of Aggressive International, which he has managed since December 1999. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. McCarey has worked as a research analyst and manager.

IBD-01-02 April 21, 2001
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